Exhibit 23.1



                              ACCOUNTANTS' CONSENT






The Board of Directors
ImClone Systems Incorporated:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                /s/ KPMG LLP

Princeton, New Jersey
July 12, 2000